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                                                                    Exhibit 23.1







                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-24301) of Newcor, Inc. of our report dated June 9, 2000 the financial statements and financial statement schedules of Newcor Hourly Employees 401(k) Plan at December 31, 1999 and 1998 and the years then ended, which appears in this Form 11-K.


/s/ PricewaterhouseCoopers LLP


Detroit, Michigan
June 28, 2000